[Logo] M F S(R)                                                Semiannual Report
INVESTMENT MANAGEMENT                                              June 30, 1998



--------------------------------------------------------------------------------
MFS(R) BOND SERIES
A Series of MFS(R) Variable Insurance Trust(SM)
--------------------------------------------------------------------------------



                               [Graphic Omitted]

MFS(R) BOND SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS(R) Investment Management(SM)          Boston, MA 02116-3741

Nelson J. Darling, Jr.                              DISTRIBUTOR
Professional Trustee                                MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;           SHAREHOLDER SERVICE CENTER
Real Estate Consultant                              MFS Service Center, Inc.
                                                    P.O. Box 2281
PORTFOLIO MANAGER                                   Boston, MA 02107-9906
Geoffrey L. Kurinsky*
                                                    For additional information,
CHAIRMAN AND PRESIDENT                              contact your financial adviser.
Jeffrey L. Shames*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    WORLD WIDE WEB
ASSISTANT TREASURERS                                www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser

-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction is possible and that such a correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 22; this summer, the average P/E ratio was 32% higher, at about 29. In some cases, such as with some of the newer companies associated with the Internet, P/E ratios have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 4% to 6% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Given this reality, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS(R) Investment Management(SM)

July 13, 1998

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners:

For the six months ended June 30, 1998, the Series provided a total return of 3.60% (including the reinvestment of any distributions). This compares to a 4.11% return for the Lehman Brothers Government/Corporate Bond Index (the Lehman Index), an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade debt obligations of domestic corporations.

The Series has been helped by its overweightings in investment-grade corporate bonds and high-yield securities. We have had, on average, a 50% weighting in investment-grade corporates and roughly 20% in the high-yield market, which is the Series' maximum allocation. The Series has had almost no allocation in international government bonds, based on our view that yields have converged among the United States, Germany, and the other European countries, to basically a 6% yield. Thus, we think the United States is the most attractive market. Inflation in the United States is low, the economy is strong, and we have the market leaders in many major industries, most notably in technology and telecommunications.

The Series' largest exposure is in the media sector, the credit quality of which continues to improve. There has been a lot of consolidation in this business, and companies have benefited from strong cash flows and refinancings of some of their older, higher-coupon debt. Holdings here include Time Warner, Telecommunications, Inc., and Continental Cablevision.

Currently, the Series' duration, or sensitivity to changes in interest rates, is about seven years, which is its usual maximum. It is our view that, with inflation at about 1.5%, and 10-year U.S. Treasuries at around 5.5% and perhaps moving down a little, the environment for fixed-income securities is very attractive.

Looking ahead, the biggest risks to the bond market are the possibility that the U.S. economy grows too fast and the Asian slowdown that people are counting on does not develop. If economic growth continues at a 4% to 5% annual rate, there's no Asian-induced slowdown, and we start to see some early signs of inflation, the Federal Reserve Board (the Fed) could be forced to raise short-term interest rates, even if there still are no inflation pressures. However, if interest rates and inflation remain steady and the U.S. economy continues to grow at a moderate pace, which is what we expect, it will be a positive environment for investment-grade corporate and high-yield bonds, as well as for some of the emerging markets, which are very sensitive to changes in short-term interest rates.

Respectfully,

/s/ Geoffrey L. Kurinsky

Geoffrey L. Kurinsky
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

PORTFOLIO MANAGER'S PROFILE

Geoffrey L. Kurinsky is a Senior Vice President and a member of the Fixed Income Management Group of MFS(R) Investment Management(SM). He is portfolio manager of MFS(R) Bond Fund, MFS(R) Institutional Core Fixed Income Fund, MFS(R) Bond Series, part of MFS(R) Variable Insurance Trust(SM), and also manages the U.S. high-grade fixed-income portions of MFS(R) Total Return Fund and MFS(R) World Asset Allocation(SM) Fund.

He joined the MFS Fixed Income Department in 1987 and was named Vice President in 1989 and Senior Vice President in 1993. Mr. Kurinsky is a graduate of the University of Massachusetts and holds an M.B.A. in finance from Boston University.

SERIES FACTS

Objective:               Primarily seeks as high a level of current income as
                         is believed to be consistent with prudent investment risk, and secondarily seeks to protect shareholders' capital.

Commencement of
investment operations:   October 24, 1995

Size:                    $6.8 million net assets as of June 30, 1998

PERFORMANCE SUMMARY

Because the Series is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1998

                               6 Months           1 Year       10 Years/Life*
-----------------------------------------------------------------------------
Cumulative Total Return          +3.60%          +10.91%             +19.98%
-----------------------------------------------------------------------------
Average Annual Total Return         --           +10.91%             + 7.02%
-----------------------------------------------------------------------------
*For the period from the commencement of the Series' investment operations, October 24, 1995, through June 30, 1998.

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus for the product being offered. Please read it carefully before investing or sending money.

PORTFOLIO OF INVESTMENTS (UNAUDITED) - JUNE 30, 1998

BONDS - 95.5%

-----------------------------------------------------------------------------------------------
                                                                 Principal Amount
Issuer                                                              (000 Omitted)         Value
-----------------------------------------------------------------------------------------------
U.S. Bonds - 93.0%
  Aerospace - 1.6%
    BE Aerospace, Inc., 8s, 2008                                           $   40    $   39,900
    K & F Industries, Inc., 9.25s, 2007                                        40        40,400
    Northrop Grumman Corp., 9.375s, 2024                                        5         6,119
    Stellex Industries, Inc., 9.5s, 2007                                       25        24,562
                                                                                     ----------
                                                                                     $  110,981
-----------------------------------------------------------------------------------------------
  Airlines - 1.3%
    Continental Airlines Pass-Through Trust, 6.648s, 2017                  $    5    $    5,102
    Continental Airlines, Inc., 9.5s, 2001 - 2013                              35        37,533
    Jet Equipment Trust, 8.64s, 2012##                                          5         5,308
    Jet Equipment Trust, 9.41s, 2010##                                          5         6,053
    Northwest Airlines, Inc., 7.625s, 2005                                     20        20,078
    Northwest Airlines, Inc., 8.7s, 2007                                        8         8,398
    United Airlines Pass-Through Trust, 7.27s, 2013##                           5         5,056
                                                                                     ----------
                                                                                     $   87,528
-----------------------------------------------------------------------------------------------
  Apparel and Textiles - 0.4%
    Hilfiger (Tommy) USA, Inc., 6.5s, 2003                                 $   15    $   14,987
    Hilfiger (Tommy) USA, Inc., 6.85s, 2008                                    11        10,988
                                                                                     ----------
                                                                                     $   25,975
-----------------------------------------------------------------------------------------------
  Automotive - 0.7%
    Federal Mogul Corp., 7.5s, 2004                                        $   20    $   19,960
    Federal Mogul Corp., 7.75s, 2006                                            5         4,998
    Ford Motor Co., 8.9s, 2032                                                  5         6,399
    Ford Motor Credit Co., 6.125s, 2003                                        16        16,001
                                                                                     ----------
                                                                                     $   47,358
-----------------------------------------------------------------------------------------------
  Banks and Credit Companies - 5.5%
    Advanta Corp., 6.925s, 2002                                            $    5    $    4,619
    Capital One Financial Corp., 7.25s, 2003                                   10        10,125
    Criimi Mae Commercial Mortgage Trust, 7s, 2011                            250       245,078
    MBNA Capital, 8.278s, 2026                                                 35        37,948
    Riggs Capital II, 8.875s, 2027                                             15        16,706
    Riggs National Corp., 8.5s, 2006                                            5         5,236
    Washington Mutual Capital I, 8.375s, 2027                                  50        56,405
                                                                                     ----------
                                                                                     $  376,117
-----------------------------------------------------------------------------------------------
  Building - 1.0%
    American Standard Inc., 7.625s, 2010                                   $    5    $    4,900
    McDermott, Inc., 9.375s, 2002                                              20        21,415
    Nortek, Inc., 9.25s, 2007                                                  20        20,400
    Williams Scotsman, Inc., 9.875s, 2007                                      20        20,800
                                                                                     ----------
                                                                                     $   67,515
-----------------------------------------------------------------------------------------------
  Chemicals - 0.4%
    Solutia, Inc., 7.375s, 2027                                            $   25    $   25,918
-----------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.4%
    Kindercare Learning Centers, Inc., 9.5s, 2009                          $   25    $   25,125
-----------------------------------------------------------------------------------------------
  Containers - 3.2%
    Owens Illinois Inc., 7.35s, 2008                                       $   56    $   56,697
    Owens Illinois Inc., 7.5s, 2010                                           156       158,179
                                                                                     ----------
                                                                                     $  214,876
-----------------------------------------------------------------------------------------------
  Electrical Equipment - 0.1%
    Honeywell, Inc., 6.625s, 2028                                          $    5    $    5,063
-----------------------------------------------------------------------------------------------
  Entertainment - 3.7%
    Circus Circus Enterprises, Inc., 7s, 2036                              $   10    $    9,682
    Hearst Argyle Television, Inc., 7.5s, 2027                                 15        15,979
    Time Warner Pass-Through Asset Trust, 6.1s, 2001##                         45        44,780
    Time Warner, Inc., 0s to 2016, 8.3s, 2036                                  61        19,847
    Time Warner, Inc., 9.125s, 2013                                            12        14,605
    Time Warner, Inc., 9.15s, 2023                                             96       121,033
    Turner Broadcasting Systems, Inc., 8.375s, 2013                             2         2,292
    Viacom Inc., 6.75s, 2003                                                   25        25,250
                                                                                     ----------
                                                                                     $  253,468
-----------------------------------------------------------------------------------------------
  Financial Institutions - 5.0%
    Bear Stearns Cos., Inc., 6.2s, 2003                                    $   16    $   16,034
    Capital One Bank Medium Term Senior, 6.7s, 2008                            10        10,106
    Contifinancial Corp., 7.5s, 2002                                           63        62,710
    Donaldson Lufkin & Jenrette, 6.5s, 2008                                    10         9,999
    First Empire Capital Trust I, 8.234s, 2027                                  5         5,478
    Goldman Sachs Group LP, 5.9s, 2003                                        160       157,888
    Lehman Brothers, Inc., 6.5s, 2008                                          10        10,052
    Lehman Brothers, Inc., 7.5s, 2026                                           4         4,461
    Nationwide Mutual Life Insurance Co., 7.5s, 2024##                         10        10,368
    Paine Webber Group Inc., 6.55s, 2008                                        6         5,960
    Salton Sea Funding Corp., 7.84s, 2010                                      45        48,978
                                                                                     ----------
                                                                                     $  342,034
-----------------------------------------------------------------------------------------------
  Food Products - 0.1%
    Nabisco, Inc., 6.375s, 2035                                            $   10    $    9,936
-----------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.4%
    Boise Cascade Co., 7.43s, 2005                                         $   10    $   10,239
    Georgia Pacific Corp., 7.25s, 2028                                         14        14,279
    Georgia Pacific Corp., 9.5s, 2022                                          50        58,306
    U.S. Timberlands, 9.625s, 2007                                             10        10,125
                                                                                     ----------
                                                                                     $   92,949
-----------------------------------------------------------------------------------------------
  Industrial - 0.4%
    Burlington Industries, Inc. New, 7.25s, 2027                           $    5    $    5,158
    Natexis Ambs Co. LLC, 8.44s, 2049##                                        25        24,915
                                                                                     ----------
                                                                                     $   30,073
-----------------------------------------------------------------------------------------------
  Insurance - 1.4%
    Atlantic Mutual Insurance Co., 8.15s, 2028##                           $   35    $   36,176
    Conseco, Inc., 6.4s, 2001                                                  25        24,984
    Fairfax Financial Holdings Ltd., 7.375s, 2018                              14        14,362
    Safeco Capital Trust I, 8.072s, 2037                                       10        10,686
    Travelers Capital III, 7.75s, 2036                                         10        10,479
                                                                                     ----------
                                                                                     $   96,687
-----------------------------------------------------------------------------------------------
  Media - 0.8%
    Frontiervision Operating Partnership LP, 11s, 2006                     $   20    $   22,150
    News America Holdings, Inc., 7.75s, 2045                                    5         5,366
    News America Holdings, Inc., 8s, 2016                                       5         5,509
    News America, Inc., 6.625s, 2008                                           10         9,985
    Outdoor Systems, Inc., 8.875s, 2007                                        10        10,413
                                                                                     ----------
                                                                                     $   53,423
-----------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.7%
    Columbia/HCA Healthcare Corp., 6.875s, 2001                            $    4    $    3,922
    Columbia/HCA Healthcare Corp., 6.91s, 2005                                 10         9,713
    Columbia/HCA Healthcare Corp., 7.69s, 2025                                 23        22,222
    Healthsouth Corp., 6.875s, 2005##                                           5         5,002
    Tenet Healthcare Corp., 7.625s, 2008##                                      5         5,056
                                                                                     ----------
                                                                                     $   45,915
-----------------------------------------------------------------------------------------------
  Metals and Minerals - 1.0%
    Kaiser Aluminum & Chemical Corp., 10.875s, 2006                        $   25    $   26,875
    Metals USA, Inc., 8.625s, 2008                                             40        38,800
                                                                                     ----------
                                                                                     $   65,675
-----------------------------------------------------------------------------------------------
  Oil Services - 0.3%
    Clark Refining & Marketing, Inc., 8.375s, 2007                         $    5    $    5,025
    KCS Energy, Inc., 8.875s, 2008                                              5         4,750
    Ultramar Diamond Shamrock Corp., 7.2s, 2017                                 5         5,199
    Vintage Petroleum, Inc., 8.625s, 2009                                       5         5,050
                                                                                     ----------
                                                                                     $   20,024
-----------------------------------------------------------------------------------------------
  Oils - 2.9%
    Belco Oil & Gas Corp., 8.875s, 2007                                    $    5    $    4,825
    Cliffs Drilling Co., 10.25s, 2003                                           5         5,350
    Lasmo USA, Inc., 7.3s, 2027                                                12        11,964
    Petroleum Geo Services A/S, 7.125s, 2028                                   25        25,301
    Sun Co., Inc., 9s, 2024                                                   101       125,482
    Synder Oil Corp., 8.75s, 2007                                               5         5,025
    Transocean Offshore, Inc., 8s, 2027                                        10        11,347
    Wiser Oil Co., 9.5s, 2007                                                   5         4,700
                                                                                     ----------
                                                                                     $  193,994
-----------------------------------------------------------------------------------------------
  Special Products and Services - 0.1%
    Polymer Group, Inc., 9s, 2007                                          $   10    $   10,175
-----------------------------------------------------------------------------------------------
  Supermarkets - 0.2%
    Marsh Supermarkets, Inc., 8.875s, 2007                                 $   10    $   10,200
-----------------------------------------------------------------------------------------------
  Telecommunications - 5.2%
    Airtouch Communications, Inc., 6.65s, 2008                             $   20    $   20,155
    Allbritton Communications Co., 8.875s, 2008                                20        21,600
    Century Communications Corp., 0s, 2008                                    200        90,750
    Chancellor Media Corp., 8.75s, 2007                                        10        10,425
    Continental Cablevision, Inc., 11s, 2007                                   55        60,049
    Intermedia Communications, Inc., 0s to 2002, 11.25s, 2007                  20        14,600
    Level 3 Commerce, Inc., 9.125s, 2008                                       20        19,450
    Nextel Communications, Inc., 0s to 1999, 9.75s, 2004                       25        24,313
    Pagemart Wireless, Inc., 0s to 2003, 11.25s, 2008                          20        12,000
    TCI Communications Financing III, 9.65s, 2027                               5         6,125
    TCI Communications, Inc., 6.375s, 2003                                     15        15,110
    TCI Communications, Inc., 8s, 2005                                          8         8,735
    Tele-Communications, Inc., 6.34s, 2002                                     20        19,926
    Western Wireless Corp., 10.5s, 2007                                        25        26,875
    WorldCom, Inc., 8.875s, 2006                                                5         5,439
                                                                                     ----------
                                                                                     $  355,552
-----------------------------------------------------------------------------------------------
  Transportation - 0.6%
    Federal Express Corp., 7.65s, 2014                                     $   39    $   42,721
-----------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 2.3%
    FNMA, 6.5s, 2013, TBA                                                  $  157    $  158,188
-----------------------------------------------------------------------------------------------
  U.S. Government Guaranteed - 5.7%
    GNMA, 7s, 2028, TBA                                                    $   47    $   48,134
    GNMA, 7.5s, 2026, TBA                                                     171       175,685
    GNMA, 8s, 2024, TBA                                                       150       155,778
    GNMA, 8s, 2025                                                              9         9,763
                                                                                     ----------
                                                                                     $  389,360
-----------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 36.7%
    U.S. Treasury Bonds, 6.125s, 2027                                      $  908    $  972,976
    U.S. Treasury Notes, 5.5s, 2003                                           150       149,883
    U.S. Treasury Notes, 6.25s, 2002                                        1,025     1,051,742
    U.S. Treasury Notes, 6.5s, 2006                                           131       139,105
    U.S. Treasury Notes, 6.625s, 2002                                          80        82,862
    U.S. Treasury Notes, 7s, 2006                                              15        16,381
    U.S. Treasury Notes, 7.875s, 2004                                          50        56,156
    U.S. Treasury Notes, 8.5s, 2000                                             2         2,091
    U.S. Treasury Notes, 9.125s, 1999                                          15        15,455
                                                                                     ----------
                                                                                     $2,486,651
-----------------------------------------------------------------------------------------------
  Utilities - Electric - 5.7%
    Beaver Valley Funding Corp., 9s, 2017                                  $   50    $   57,177
    Cleveland Electric Illuminating Co., 7.88s, 2017                           20        21,830
    Commonwealth Edison Co., 7.625s, 2007                                       5         5,315
    Connecticut Light & Power Co., 7.875s, 2024                                10        10,203
    Connecticut Light & Power Co., 8.59s, 2003                                100       101,125
    Consumers Energy Co., 6.375s, 2008##                                        7         6,891
    First PV Funding Corp., 10.3s, 2014                                         5         5,328
    GG1B Funding Corp., 7.43s, 2011                                            49        49,645
    Midland Cogeneration Venture Corp., 10.33s, 2002                           11        12,311
    Niagara Mohawk Power Corp., 7.75s, 2006                                    20        21,398
    Niagara Mohawk Power Corp., 8.5s, 2023                                     10        11,065
    Niagara Mohawk Power Corp., 8.75s, 2022                                    10        10,999
    Seabrook Station - Unit 1, 7.83s, 2019                                      9         9,731
    Texas & New Mexico Power Co., 12.5s, 1999                                   5         5,151
    Texas Utilities Co., 6.375s, 2008                                          15        14,699
    United Illuminating Co., 6.25s, 2002                                        5         4,966
    Waterford 3 Funding Corp., 8.09s, 2017                                     35        36,279
                                                                                     ----------
                                                                                     $  384,113
-----------------------------------------------------------------------------------------------
  Utilities - Gas - 4.2%
    Coastal Corp., 6.95s, 2028                                             $   80    $   77,286
    Coastal Corp., 7.42s, 2037                                                 97       101,412
    Texas Gas Transmission Corp., 7.25s, 2027                                 100       104,055
                                                                                     ----------
                                                                                     $  282,753
-----------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                     $6,310,347
-----------------------------------------------------------------------------------------------
Foreign Bonds - 2.5%
  Argentina - 0.3%
    Hidroelectrica Alicura (Utilities - Electric), 8.375s, 1999##          $   20    $   19,900
-----------------------------------------------------------------------------------------------
  Bulgaria - 0.7%
    National Republic of Bulgaria (Government), 6.563s, 2024               $   60    $   45,828
-----------------------------------------------------------------------------------------------
  Chile - 0.1%
    Empresa Nacional de Electric (Utilities - Electric), 7.325s, 2037      $    5    $    4,885
-----------------------------------------------------------------------------------------------
  Finland - 0.1%
    Upm Kymmene Corp. (Forest and Paper Products), 7.45s, 2027##           $    5    $    5,295
-----------------------------------------------------------------------------------------------
  Mexico - 0.4%
    Banco Commercial S.A. (Banks and Credit Cos), 8.25s, 2007              $   20    $   19,744
    Corporacion Andina De Fomento (Banks and Credit Cos), 7.1s, 2003            8         8,203
                                                                                     ----------
                                                                                     $   27,947
-----------------------------------------------------------------------------------------------
  Panama - 0.3%
    Republic of Panama (Government), 8.25s, 2008                           $   20    $   19,500
-----------------------------------------------------------------------------------------------
  South Korea - 0.6%
    Republic of Korea (Government), 8.875s, 2008                           $   50    $   45,223
-----------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                  $  168,578
-----------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $6,402,149)                                            $6,478,925
-----------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 2.9%
-----------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 7/01/98, at Amortized Cost          195    $  195,000
-----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $6,597,149)                                      $6,673,925
OTHER ASSETS, LESS LIABILITIES - 1.6%                                                   110,550
-----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $6,784,475
-----------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
------------------------------------------------------------------------------
June 30, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $6,597,149)            $6,673,925
  Cash                                                                4,209
  Receivable for Series shares sold                                  12,927
  Receivable for investments sold                                     3,174
  Interest receivable                                               100,810
  Deferred organization expenses                                      4,262
                                                                 ----------
      Total assets                                               $6,799,307
                                                                 ----------
Liabilities:
  Payable for Series shares reacquired                           $      750
  Payable for investments purchased                                  10,293
  Payable to affiliate
    Management fee                                                      334
    Administative fee                                                     8
    Transfer agent fee                                                   18
  Accrued expenses and other liabilities                              3,430
                                                                 ----------
      Total liabilities                                          $   14,832
                                                                 ----------
Net assets                                                       $6,784,475
                                                                 ==========
Net assets consist of:
  Paid-in capital                                                $6,535,619
  Unrealized appreciation on investments                             76,775
  Accumulated undistributed net realized gain on investments         20,471
  Accumulated undistributed net investment income                   151,610
                                                                 ----------
      Total                                                      $6,784,475
                                                                 ==========
Shares of beneficial interest outstanding                          614,590
                                                                   =======
Net asset value per share
  (net assets of $6,784,075 / 614,590 shares of beneficial
     interest outstanding)                                         $11.04
                                                                   ======

See notes to financial statements

STATEMENT OF OPERATIONS (UNAUDITED)
------------------------------------------------------------------------------
Six Months Ended June 30, 1998
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $  177,286
                                                                    ----------
  Expenses -
    Management fee                                                  $   15,061
    Trustees' compensation                                               1,185
    Shareholder servicing agent fee                                        877
    Administrative fee                                                     377
    Printing                                                            12,671
    Auditing fee                                                         8,400
    Amortization of organization expenses                                  911
    Legal fee                                                              530
    Custodian fee                                                          163
    Miscellaneous                                                        2,054
                                                                    ----------
      Total expenses                                                $   42,229
    Fees paid indirectly                                                  (376)
    Preliminary reduction of expenses by investment adviser            (16,751)
                                                                    ----------
      Net expenses                                                  $   25,102
                                                                    ----------
        Net investment income                                       $  152,184
                                                                    ----------
Realized and unrealized gain on investments:
  Realized gain on investment transactions (identified cost basis)  $   20,930
  Change in unrealized appreciation on investments                      19,181
                                                                    ----------
        Net realized and unrealized gain on investments             $   40,111
                                                                    ----------
          Increase in net assets from operations                    $  192,295
                                                                    ==========

See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------
                                                         Six Months Ended             Year Ended
                                                            June 30, 1998      December 31, 1997
                                                              (Unaudited)
------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                       $  152,184             $  138,768
  Net realized gain on investments                                20,930                 71,311
  Net unrealized gain on investments                              19,181                 51,317
                                                              ----------             ----------
    Increase in net assets from operations                    $  192,295             $  261,396
                                                              ----------             ----------
Distributions declared to shareholders -
  From net investment income                                  $ (139,106)            $   --
  From net realized gain on investments and foreign
    currency transactions                                        (68,528)                --
                                                              ----------             ----------
    Increase in net assets from Series share
      transactions                                            $2,796,260             $2,888,957
                                                              ----------             ----------
      Total increase in net assets                            $2,780,521             $3,150,353
Net assets:
  At beginning of period                                       4,003,554                853,201
                                                              ----------             ----------

  At end of period (including accumulated
    undistributed net investment income of
    $151,610 and $138,532, respectively)                      $6,784,475             $4,003,554
                                                              ==========             ==========

See notes to financial statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------
                                                                                                   Year Ended December 31,
                                                    Six Months Ended         ---------------------------------------------
                                                       June 30, 1998              1997              1996             1995*
                                                         (Unaudited)
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $11.08            $10.06            $10.19            $10.00
                                                              ------            ------            ------            ------

Income from investment operations# -
  Net investment income(S)                                    $ 0.33            $ 0.64            $ 0.58            $ 0.09
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions               0.06              0.38             (0.36)             0.21
                                                              ------            ------            ------            ------
      Total from investment operations                        $ 0.39            $ 1.02            $ 0.22            $ 0.30
                                                              ------            ------            ------            ------

Less distributions declared to shareholders -
  From net investment income                                  $(0.29)           $ --              $(0.35)           $(0.09)
  From net realized gain on investments and
    foreign currency transactions                              (0.14)             --                --               (0.02)
                                                              ------            ------            ------            ------
      Total distributions declared to shareholders            $(0.43)           $ --              $(0.35)           $(0.11)
                                                              ------            ------            ------            ------
Net asset value - end of period                               $11.04            $11.08            $10.06            $10.19
                                                              ======            ======            ======            ======
Total return                                                   3.60%++          10.14%             2.09%             3.02%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                     1.00%+            1.00%             1.00%             1.00%+
  Net investment income                                        6.07%+            6.04%             5.84%             4.89%+
Portfolio turnover                                              144%              219%              231%               55%
Net assets at end of period (000 omitted)                     $6,784            $4,004              $853              $228

   * For the period from the commencement of the Series' investment operations, October 24, 1995, through December 31, 1995.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## The Series' expenses are calculated without reduction for fees paid indirectly.
 (S) The investment adviser and/or distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively for certain of the periods indicated. If the fee had been incurred by the Series, the net investment per share and the ratios would have been: Net investment income
     (loss) $ 0.29 $ 0.37 $(0.26) $(0.70) Ratios (to average net assets):
      Expenses##                                               1.69%+            3.58%             9.45%            43.85%+
      Net investment income (loss)                             5.38%+            3.46%           (2.61)%          (37.96)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS  (Unaudited)

(1) Business and Organization
MFS Bond Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 13 Series: MFS Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series and MFS(R) World Governments Series.

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of the Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1998, there were 14 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1998, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $134,603, including $16,751 incurred in the current year.

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     Purchases           Sales
------------------------------------------------------------------------------
U.S. government securities                          $4,361,030      $3,225,871
                                                    ==========      ==========
Investments (non-U.S. government securities)        $5,695,816      $3,695,027
                                                    ==========      ==========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $6,597,149
                                                                    ----------
Gross unrealized appreciation                                       $   97,848
Gross unrealized depreciation                                          (21,072)
                                                                    ----------
    Net unrealized appreciation                                     $   76,776
                                                                    ==========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                     Six Months Ended              Year Ended
                                        June 30, 1998       December 31, 1997
                                  --------------------   ---------------------
                                   Shares       Amount    Shares       Amount
-----------------------------------------------------------------------------
Shares sold                       268,903   $2,978,018   302,671   $3,167,115
Shares issued to shareholders in
  reinvestment
  of distributions                 19,405      207,633      --         --
Shares reacquired                 (34,954)    (389,391)  (26,220)    (278,158)
                                  -------   ----------   -------   ----------
    Net increase                  253,354   $2,796,260   276,451   $2,888,957
                                  =======   ==========   =======   ==========
(6) Line of Credit
The Series and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each Series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. Interest expense includes a commitment fee of $6 which is based on the average daily unused portion of the line of credit.

The Series and other affiliated series also participate in a $20 million uncommitted, unsecured line of credit provided by State Street Bank and Trust Company under a line of credit agreement. Borrowings may be made to temporarily finance the purchase of securities, the redemption of shares, or emergency expenses. During the period ended June 30, 1998, the maximum amount outstanding was $382,243. Interest expense incurred on the borrowings amounted to $400 for the period ended June 30, 1998, at a weighted average interest rate on borrowings of 6.31%.

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                 VFB-3 8/98 8.2M